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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                          Current Report Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):    December 8, 1998
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                                  Optika Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        0-28672                                          95-4154552
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


        7450 Campus Drive, Suite 200, Colorado Springs, CO     80920
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           (Address of Principal Executive Offices)          (Zip Code)

                                (719) 548-9800
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             (Registrant's Telephone Number, Including Area Code)

                         Optika Imaging Systems, Inc.
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                   (Former Name, Changed Since Last Report)
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Item 5.  Other Events
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          Effective at 4:05 p.m., Eastern Standard time,  on December 8, 1998
          Optika Imaging Systems, Inc. (the "Company") changed its corporate name to "Optika Inc." The name change was effected by the merger of a newly-formed, wholly-owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation of the Merger. The only effect of the Merger was to change the corporate name of the Company from "Optika Imaging Systems, Inc." to "Optika Inc."
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      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Optika Inc.
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                                    (Registrant)

                                    By:    /s/Stephen M. Johnson
                                           ---------------------------
                                    Name:  Steven M. Johnson
                                    Title: Chief Financial Officer

Dated:  December 20, 1998